GTLS: GAS TO LIQUID SYSTEMS

CATCHING THE GLOBAL ENERGY WAVE

CHART INDUSTRIES, INC. CL KING & ASSOCIATES BEST IDEAS CONFERENCE September 13, 2011 Exhibit 99.1

Disclosure

Forward-Looking Statements:  This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The use of words such as “may”, “might”, “should”, “will”,
“expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or
“continue”, and other similar expressions are intended to identify forward-looking statements.  All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements.  These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; changes in government energy policy or failure of expected changes in policy to materialize; uncertainties associated with pending legislative initiatives for the use of natural gas as a transportation fuel; competition; the negative impacts of downturns in economic and financial conditions on our business; our ability to manage our fixed-
price contract exposure; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; fluctuations in foreign currency exchange and interest rates; the
Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions and the challenges associated with efforts to acquire and integrate new product lines or businesses; the financial distress of third parties; the loss of key employees and deterioration of employee or labor relations; the pricing and availability of raw materials; the regulation of our products by the U.S. Food &
Drug Administration and other governmental authorities; potential future impairment of the Company’s significant goodwill and other intangibles; the cost of compliance with environmental, health and safety laws;
additional liabilities related to taxes; the impact of severe weather; litigation and disputes involving the
Company, including product liability, contract, warranty, employment and environmental claims; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item
1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the
Securities and Exchange Commission, which should be reviewed carefully.  Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

GTLS: GAS TO LIQUID SYSTEMS
Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products
One of the leading suppliers in all primary markets served
Global footprint for our operations on four continents with approximately 3,345 employees
Worldwide earnings with approximately 60% of sales derived from outside the U.S.
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets
Asia
21%
U.S.
44%
Americas
(Non-US)
10%
RoW
2%
Europe
23%
LTM June 2011 Sales by Segment
Energy
47%
BioMedical
27%
General
Industrial
26%
LTM June 2011 Sales by Region
LTM June 2011 Sales by End-User
Energy &
Chemicals
26%
Distribution
& Storage
48%
BioMedical
26%

GTLS: GAS TO LIQUID SYSTEMS
Energy & Chemicals (E&C) Segment Overview
Heat Exchanger
Cold Box
Production
Heat
Exchangers
80%
Cold Boxes and
LNG VIP
20%
LTM June 2011 Sales by Product / Region
Highlights
Technology leader - providing heat exchangers and cold
boxes critical to LNG, Olefin petrochemicals, natural gas
processing and industrial gas markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Market leader – leading market positions worldwide
Manufacturing leader - one of three global suppliers of
mission-critical LNG and LNG liquefaction equipment
Selected Products
Americas
(Non-US)
15%
RoW 4%
Asia
30%
U.S.
49%
Europe
2%

GTLS: GAS TO LIQUID SYSTEMS
Distribution & Storage (D&S) Segment Overview
LTM June 2011 Sales by Product / Region
Highlights
Balanced customer base - 45% of segment sales derived
from products used in energy applications
Strategic footprint – manufacturing located near growing end markets and lower-cost countries
–
Positioned to capitalize on strong expected growth in Asia and
Eastern Europe
(supplemented by 3  Qtr. acquisition in Germany)
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
Selected Products
Satellite LNG
Storage
Bulk Storage
Systems
34%
Packaged Gas
Systems
31%
VIP, Systems
and Components
11%
Parts, Repair and On-
Site Service
11%
Beverage Liquid
CO Systems
7%
LNG Terminals
and Vehicle Fuel
Systems 6%
Americas
(Non-US)
10%
RoW
2%
Asia
21%
U.S.
45%
Europe
22%

2
rd

GTLS: GAS TO LIQUID SYSTEMS
BioMedical Segment Overview
LTM June 2011 Sales by Product / Region
Highlights
Strong growth - increase in oxygen respiratory therapy and
biomedical research, led by international markets, expected
Robust end markets include:
–
Home healthcare and nursing homes
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
End-Use Consumption
Respiratory
Therapy
Systems
67%
Biological
Storage
Systems
33%
Selected Products
Americas
(Non-US)
5%
U.S.
39%
Europe
45%
Asia
10%
RoW
1%

GTLS: GAS TO LIQUID SYSTEMS
Global Manufacturing and Distribution Platform
Operating leverage provides the flexibility to expand and reduce capacity as needed with minimal capital expenditures
Major manufacturing locations include:
China, Changzhou (D&S and E&C) and Chengdu (BioMedical)
Czech Republic, Decin (D&S)
Georgia,
Canton and  Minnesota, New Prague (D&S and BioMedical)
Wisconsin,
La Crosse,
Louisiana,
New Iberia and
Oklahoma,
Tulsa (E&C)
Expansion of facilities in China, Changzhou and Louisiana are currently in process
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Asia-Pacific
North America
Europe

GTLS: GAS TO LIQUID SYSTEMS
BioMedical
•Aging demographics
• Product expansion
• Increasing biological
research
Growth Opportunities

D&S
•Global LNG opportunity
• Strong relationships with
Industrial Gas customers
• Demand for Industrial Gas
projected to increase 8%
per year
E&C
•Global base load LNG
projects
• Growth in natural gas
processing
• Emerging market
opportunities

demand and supply

Quadrillion BTUs
300
250
200
150
100
50
0
Oil
Average
Growth Rate
Per Year
0.8%
Coal
0.5%
Gas
1.8%
Biomass
0.5%
Nuclear
2.3%
Hydro, Geo
2.2%
Wind, Solar,
Biofuels
9.6%
2005 2030 2005 2030 2005 2030 2005 2030 2005 2030 2005 2030 2005 2030

♦

♦

GTLS: GAS TO LIQUID SYSTEMS
Natural gas expansion - Natural gas demand is expected to continue to grow at a pace faster than coal and oil, and will be heavily weighted towards emerging economies, which is expected to drive demand for Chart’s products
LNG growth leader – The natural gas industry is expected to invest approximately $720 billion in LNG facilities from 2009 to 2035, with LNG reaching 25% of world demand in 2035 (Source: International Energy
Agency –
World Energy Outlook 2011, Golden Age of Gas Scenario)
Natural Gas Expected To Grow Globally

Source: ExxonMobil – Outlook for Energy, A View to 2030

GTLS: GAS TO LIQUID SYSTEMS
Increasing natural gas penetration as a viable energy source and transportation fuel due to its high energy density, lower costs, cleaner emissions profile, and plentiful supply due to improved drilling technologies (e.g. shale gas). U.S. trucking fleets beginning to convert to natural gas as a fuel.
China’s twelfth 5-year plan (2011 - 2015) mandates an increase of gas as a percentage of energy consumption from less than 4% to over 8%
Dramatic increase in imported LNG in China has already begun and is expected to accelerate, with aggressive investment in infrastructure, including LNG transportation and storage equipment
Lack of pipeline infrastructure in China requires “virtual pipeline” with LNG
Chart provides a broad offering of products and solutions for the full LNG value chain: LNG liquefiers, transportation equipment, terminal storage equipment and vehicle tanks for both on-road and off-road heavy duty vehicles and marine applications
LNG Value Chain Opportunities

GTLS: GAS TO LIQUID SYSTEMS
Core Competencies
Proprietary Technology
Global Platform
Financial Strength
New Products
New Segments
New Geographies
Current Platforms
E&C
D&S
BioMedical
New Platform
Business Differentiators Growth Enablers
Value Added Acquisitions
Acquisitions Enhancing Shareholder Value
Continue investment in current platforms
-10 acquisitions since 2005
Actively seeking new business platform

800
700
600
500
400
300
200
100
0
160
140
120
100
80
60
40
20
0
Sales ($MM)
Operating Income ($MM)
2004
2005
2006
2007
2008
2009
2010
LTM 6/30
Sales
Operating Income

◆

◆

◆

◆

380
360
340
320
300
280
260
240
220
200
40
35
30
25
20
15
10
Sales ($MM)
Operating Income ($MM)
H1 2010
H2 2010
H1 2011
Sales
Operating Income

GTLS: GAS TO LIQUID SYSTEMS
Strong Track Record of Successful Execution
¹Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart  Industries by
First Reserve
¹
During last growth cycle Company leveraged its flexible
manufacturing platform resulting in operating income
growth that outpaced sales
Flexible cost structure and good execution allowed for
aggressive response to economic downturn resulting in
higher operating income level than last cycle low point

Similar or higher growth, leveraged by
acquisitions, expected to occur again during the
current growth cycle
First half 2011 sales of $363.6 million continue
to ramp up significantly
Last Growth
Cycle CAGR
(2004-2008)
Sales   25%
Oper. Inc.  38%
GTLS: GAS TO LIQUID SYSTEMS

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

GTLS: GAS TO LIQUID SYSTEMS Historical Orders and Backlog Backlog 12 Orders

GTLS: GAS TO LIQUID SYSTEMS
Very Stable Business Model
•Attractive industry with long-term
customer relationships
• Solid platform with worldwide
presence and leading market
positions in all segments
Summary of Investment Highlights

Strong Balance Sheet
• Strong organic earnings should provide
substantial free cash flow and liquidity
• Permit continued accretive organic /
inorganic growth
Positioned for Significant Growth
•Exploit LNG and NG growth
• Opportunities with global
infrastructure build-out
• New product development and
innovation
•Expanded new business and
inorganic pipeline
Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas use, and biomedical opportunities
Flexible / Low Cost Capital Structure
• 7 year, $250 million convertible, hedged
financing with 2% cash interest cost
• Actively monitor financing opportunities
with a view toward cost efficiency and
financial flexibility